Exhibit 24.1
POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James D. Taiclet
JAMES D. TAICLET
Chairman, President and Chief Executive Officer

April 22, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Evan T. Scott
EVAN T. SCOTT
Chief Financial Officer

April 20, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John C. Aquilino
JOHN C. AQUILINO
Director

April 17, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
David B. Burritt
Director

April 15, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John M. Donovan
JOHN M. Donovan
Director

April 16, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph F. Dunford, Jr.
JOSEPH F. DUNFORD, JR.
Director

April 15, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK
Director

April 15, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vicki A. Hollub
VICKI A. HOLLUB
Director

April 20, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Debra Reed-Klages
DEBRA L. REED-KLAGES
Director

April 16, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Heather A. Wilson
HEATHER A. WILSON
Director

April 15, 2026
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Kevin J. O’Connor, John E. Stevens and Lynda M. Noggle, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Patricia E. Yarrington
PATRICIA E. YARRINGTON
Director

April 16, 2026

Power of Attorney – Form S-3 (Debt Securities)